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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) May 3, 2001

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

           Delaware                      333-96119                  13-4066536
 (State or other jurisdiction           (Commission               (IRS Employer
       of incorporation                File Number)            Identification No.)

      512 Seventh Avenue, 23rd Floor, New York, NY                  10018
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On May 3, 2001, at an investor conference call, Martin E. Kenney, WRC Media Inc.'s President issued a statement which is attached as an Exhibit hereto.

On May 10, 2001, reported its acquisition of two companies in a press release which is attached as an Exhibit hereto.

Item 7. Financial Statements and Exhibits.

Exhibit No.       Exhibit
-----------       -------
     99.1         Statement of Martin E. Kenney on May 3, 2001

     99.2         Press release issued by WRC Media Inc. on May 10, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                             WRC MEDIA INC.
                                             (Registrant)

Date: May 10, 2001                           By: /s/ Richard Nota
                                                 ----------------------------
                                                 Name: Richard Nota
                                                 Title: Vice President, Finance

                                INDEX TO EXHIBITS

Exhibit No.         Exhibit
----------          -------
   99.1             Statement of Martin E. Kenney on May 3, 2001

   99.2             Press release issued by WRC Media Inc. on May 10, 2001




                       STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as..................................'TM'